UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CHURCHILL CAPITAL CORP VII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED [•]
CHURCHILL CAPITAL CORP VII
640 FIFTH AVENUE, 12TH FLOOR
NEW YORK, NY 10019
Dear Churchill Capital Corp VII Stockholder:
You are cordially invited to attend a special meeting of stockholders of Churchill Capital Corp VII, a Delaware corporation (“Churchill”), which will be held on [•], 202[•], at [10:00 a.m.], Eastern Time (the “Special Meeting”).
The Special Meeting will be held virtually. You may attend the Special Meeting and vote your shares electronically during the Special Meeting via live webcast by visiting [•]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s Amended and Restated Certificate of Incorporation, as amended by that certain Amendment to the Amended and Restated Certificate of Incorporation dated as of May 16, 2023 (the “Certificate of Incorporation”), substantially in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an “initial business combination”, from February 17, 2024, or the “Termination Date”, to August 17, 2024 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”;

2.
Proposal No. 2 — The “Founder Share Amendment Proposal” — To amend the Certificate of Incorporation to provide for the right of holders of Class B common stock of Churchill, par value $0.0001 per share (“Class B Common Stock” or “Founder Shares”) to convert some or all of his, her or its shares of Class B Common Stock into shares of Class A common stock of Churchill, par value $0.0001 per share (“Class A Common Stock” and any such shares of Class A Common Stock issued in Churchill’s initial public offering (the “Churchill IPO”), “Public Shares”) on a one-to-one basis at any time and from time to time at the election of the holder, which we refer to as “Founder Share Amendment” and such proposal the “Founder Share Amendment Proposal”; and

3.
Proposal No. 3 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment, which we refer to as the “Adjournment Proposal”.

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.
Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal (collectively the “Proposals”) are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Extension Amendment Proposal is a condition to implementing the Founder Share Amendment. Approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal. If either the Extension Amendment Proposal or the Founder Share Amendment Proposal is not approved by Churchill’s stockholders, or even if the Founder Share Amendment Proposal is approved by Churchill’s stockholders but the Extension Amendment Proposal is not approved by Churchill’s stockholders, the Founder Share Amendment will not be implemented, and Churchill Sponsor VII LLC (“Sponsor”), the current holder of all outstanding shares of Class B Common Stock, will not be permitted to convert any of its shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Business Combination, as defined below (or any other initial business combination).
Churchill is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On February 17, 2021, Churchill consummated its initial public offering of 138,000,000 units (the “Units”), each consisting of one share of Class A Common Stock and one-fifth of one warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $1,380,000,000.
On August 1, 2023, Churchill, CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”), and the other parties thereto entered into a definitive agreement with respect to an initial business combination (the “Merger Agreement”, and the transactions contemplated thereby and by the other transaction documents, the “Business Combination”) with CorpAcq. On November 17, 2023, CorpAcq Group Plc, a public limited company incorporated under the laws of England and Wales and an affiliate of CorpAcq (together with CorpAcq, “CorpAcq Group”), filed a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Churchill, CorpAcq Group, and the Business Combination.
No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination). Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary.
The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the Business Combination (or any other initial business combination). Such conversions would give Churchill further flexibility to retain stockholders and meet the continued listing requirements of the New York Stock Exchange (the “NYSE”) following any stockholder redemptions in connection with the Extension. The Sponsor is the current holder of all outstanding shares of Class B Common Stock. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed Churchill that it may convert some or all of its shares of Class B Common Stock into Class A Common Stock prior to any Redemption (as defined below), subject to any required consent by CorpAcq (which shall not be unreasonably conditioned, withheld, delayed or denied). Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account (as defined below) as a result of its ownership of any such converted shares of Class A Common Stock.
The purpose of the Adjournment Proposal is to allow Churchill to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if Churchill determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.

The Certificate of Incorporation provides that Churchill currently has until the Termination Date to complete an initial business combination. Churchill’s board of directors (the “Board”) has determined that it is in the best interests of Churchill to seek an extension of the Termination Date and ask Churchill’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination (or any other initial business combination). Churchill intends to call a separate special meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination (or any other initial business combination).
Without the Extension, Churchill may not be able to complete the Business Combination (or any other initial business combination) on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination (or any other initial business combination) and would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating the Business Combination (or any other initial business combination). If the Extension Amendment Proposal is not approved and the Business Combination (or any other initial business combination) is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A Common Stock, in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000 (but notwithstanding the annual limitation, such withdrawals can only be made from interest and not from the principal held in the Trust Account), and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
If the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. No assurances can be made that Churchill will consummate the Business Combination (or any other initial business combination).
If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.
As contemplated by the Certificate of Incorporation, the holders of Churchill’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).
On the Record Date (as defined below), the redemption price per share was approximately $[•], based on the aggregate amount on deposit in the Trust Account of approximately $[•] million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $[•]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more/less] per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination (or any other initial business combination) on or before the Termination Date.
Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Class A Common Stock and Class B Common Stock (the Class B Common Stock together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Churchill will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals (as defined below)) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement).
Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or Founder Share Amendment Proposal at the Special Meeting or if Churchill determines that additional time is necessary to effectuate the Extension or Founder Share Amendment.
The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal, the Founder Share Amendment Proposal and other matters to be considered at the Special Meeting, including Churchill stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 202[•] (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.
Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its Public Shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”
TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN

TIME ON [•], 202[•], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.
The Board has fixed the close of business on [•], 202[•] (the “Record Date”) as the date for determining Churchill’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has unanimously (of those voting) determined that each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of Churchill and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Churchill urges you to read this material carefully and vote your shares.
By Order of the Board of
Directors of Churchill Capital Corp VII

Michael Klein
Chief Executive Officer, President and
Chairman of the Board of Directors
[•], 202[•]
The accompanying proxy statement is dated [•], 202[•], and is first being mailed to stockholders on or about that date.
IMPORTANT
Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 202[•]: This notice of meeting and the accompanying proxy statement are available at [•].

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF CHURCHILL CAPITAL CORP VII
TO BE HELD ON [•], 202[•]
To the Stockholders of Churchill Capital Corp VII:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Churchill Capital Corp VII, a Delaware corporation (“Churchill,” “we,” “our” or “us”), will be held on [•], 202[•], at [10:00 a.m.], Eastern Time, via live webcast at the following address: [•]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s Amended and Restated Certificate of Incorporation, as amended by that certain Amendment to the Amended and Restated Certificate of Incorporation dated as of May 16, 2023 (the “Certificate of Incorporation”), substantially in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an “initial business combination”, from February 17, 2024, or the “Termination Date”, to August 17, 2024 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”;

2.
Proposal No. 2 — The “Founder Share Amendment Proposal” — To amend the Certificate of Incorporation to provide for the right of holders of Class B common stock of Churchill, par value $0.0001 per share (“Class B Common Stock” or “Founder Shares”) to convert some or all of his, her or its shares of Class B Common Stock into shares of Class A common stock of Churchill, par value $0.0001 per share (“Class A Common Stock” and any such shares of Class A Common Stock issued in Churchill’s initial public offering (the “Churchill IPO”), “Public Shares”) on a one-to-one basis at any time and from time to time at the election of the holder, which we refer to as “Founder Share Amendment” and such proposal the “Founder Share Amendment Proposal”; and

3.
Proposal No. 3 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment, which we refer to as the “Adjournment Proposal”.

On August 1, 2023, Churchill, CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”), and the other parties thereto entered into a definitive agreement with respect to an initial business combination (the “Merger Agreement”, and the transactions contemplated thereby and by the other transaction documents, the “Business Combination”) with CorpAcq. On November 17, 2023, CorpAcq Group Plc, a public limited company incorporated under the laws of England and Wales and an affiliate of CorpAcq (together with CorpAcq, “CorpAcq Group”), filed a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Churchill, CorpAcq Group, and the Business Combination.
No assurances can be made that Churchill will consummate the Business Combination (or any other initial business combination). Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the Business Combination (or any other initial business combination). Such conversions would give Churchill further flexibility to retain stockholders and meet the continued listing requirements of the New York Stock Exchange (the “NYSE”) following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor, the current holder of all outstanding shares of Class B Common Stock, has informed Churchill that it may convert some or all of the shares of Class B Common Stock into Class A Common Stock prior to any Redemption (as defined below). Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account (as defined below) as a result of its ownership of any such converted shares of Class A Common Stock.
The purpose of the Adjournment Proposal is to allow Churchill to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if Churchill determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.
The Certificate of Incorporation provides that Churchill currently has until the Termination Date to complete an initial business combination. Churchill’s board of directors (the “Board”) has determined that it is in the best interests of Churchill to seek an extension of the Termination Date and ask Churchill’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination (or any other initial business combination). Churchill intends to call a separate special meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination (or any other initial business combination).
Without the Extension, Churchill may not be able to complete the Business Combination (or any other initial business combination) on or before the Termination Date. If that were to occur, Churchill would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating an initial business combination. If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A Common Stock, in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000 (but notwithstanding the annual limitation, such withdrawals can only be made from interest and not from the principal held in the Trust Account), and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
If the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. No assurances can be made that Churchill will consummate the Business Combination (or any other initial business combination).
If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of Churchill’s Public Shares may elect to redeem all or a portion of their Class A Common Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).
On the Record Date (as defined below), the redemption price per share was approximately $[•], based on the aggregate amount on deposit in the Trust Account of approximately $[•] million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $[•]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more/less] per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination (or any other initial business combination) on or before the Termination Date.
Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Class A Common Stock and Class B Common Stock (the Class B Common Stock together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Churchill will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals (as defined below)) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement).
Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or Founder Share Amendment Proposal at the Special Meeting, or if Churchill determines that additional time is necessary to effectuate the Extension or Founder Share Amendment.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 202[•] (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST

ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.
Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its Public Shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”
TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON [•], 202[•], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.
Record holders of Common Stock at the close of business on [•], 202[•] (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were [•] issued and outstanding shares of Common Stock. Churchill’s warrants do not have voting rights.
This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Churchill urges you to read this material carefully and vote your shares.
This proxy statement is dated [•], 202[•] and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors
of Churchill Capital Corp VII

Michael Klein
Chief Executive Officer, President
And Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON [•], 202[•]
This Notice of Special Meeting and Proxy Statement are available at [•].

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes statements that express Churchill opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” for purposes of the federal securities laws. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
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Churchill’s ability to successfully complete the Business Combination (or any other initial business combination);

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the anticipated benefits of the Business Combination (or any other initial business combination);

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the volatility of the market price and liquidity of the Class A Common Stock and other securities of Churchill;

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the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to Churchill from interest income on the Trust Account balance; and

•
the competitive environment in which Churchill or CorpAcq Group will operate following the Business Combination (or any other initial business combination).

Churchill has based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this proxy statement, and on the current expectations of Churchill’s and CorpAcq Group’s management teams and are not predictions of actual performance. Nothing in this proxy statement should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill and CorpAcq Group. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq Group that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq Group operates; CorpAcq Group’s ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq Group’s business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq Group’s products and services; CorpAcq Group’s reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq Group operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq Group may face; assumptions or analyses used for CorpAcq Group’s forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq Group failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of Churchill is not obtained; the risk

ii

that shareholders of Churchill could elect to have their shares redeemed by Churchill, thus leaving the combined company insufficient cash to complete the Business Combination or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq Group or Churchill; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to CorpAcq Group; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq Group to manage expenses and recruit and retain key employees; the ability of Churchill or the combined company to issue equity or equity linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and between Israel and Hamas; the impact of a current or future pandemic on Churchill and CorpAcq Group’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed under the headings “Risk Factors” of the Registration Statement as may be amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group. If any of these risks materialize or Churchill and CorpAcq Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Churchill and CorpAcq Group presently know or that Churchill and CorpAcq Group currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Churchill and CorpAcq Group’s expectations, plans or forecasts of future events and views as of the date of this proxy statement. CorpAcq Group and Churchill anticipate that subsequent events and developments will cause Churchill and CorpAcq Group’s assessments to change. However, while Churchill and CorpAcq Group may elect to update these forward-looking statements at some point in the future, Churchill and CorpAcq Group specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Churchill and CorpAcq Group’s assessments as of any date subsequent to the date of this proxy statement. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in Churchill and CorpAcq Group is not an investment in any of Churchill and CorpAcq Group founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Churchill and CorpAcq Group, which may differ materially from the performance of past investments, companies or affiliated funds.

iii

RISK FACTORS
You should consider carefully all of the risk factors, uncertainties and the other information contained in (1) the Registration Statement including (a) the financial statements, notes to the financial statements included therein, and (b) the risks described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, (2) Churchill’s Quarterly Reports on Form 10-Q filed with the SEC and the Annual Reports on Form 10-K filed by Churchill with the SEC, and (3) other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group from time to time before making a decision on how to vote on the Proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete the Business Combination (or any other initial business combination).
Approving the Extension involves a number of risks. Even if the Extension is approved, Churchill can provide no assurances that the Business Combination (or any other initial business combination) will be consummated prior to the Extended Date (as defined below). Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, Churchill expects to seek stockholder approval of the Business Combination) entered into with CorpAcq, following the SEC declaring effective the Registration Statement relating to the stockholder meeting to approve the Business Combination. The Registration Statement has not been declared effective by the SEC, and Churchill cannot complete the Business Combination unless the Registration Statement is declared effective by the SEC. As of the date of this proxy statement, Churchill cannot estimate when, or if, the SEC will declare the Registration Statement effective.
We are required to offer stockholders redemption rights in connection with any stockholder vote to approve the Business Combination (or any other initial business combination) and we are also required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment. We may experience high levels of redemptions in connection with the stockholder vote to approve the Business Combination (or any other initial business combination) and/or in connection with the Extension Amendment. Even if the Extension or the Business Combination (or any other initial business combination) are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination (or any other initial business combination) on commercially acceptable terms, or at all.
The fact that we will have separate redemption periods in connection with the Extension and the Business Combination (or any other initial business combination) stockholder vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Regulatory delays could cause us to be unable to consummate the Business Combination.
Regulatory approvals or actions are required for completion of the Business Combination, including the SEC’s review of the Business Combination Registration Statement. It is presently contemplated that if any additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained on a timely basis, or at all. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses. We do not believe that either we or our Sponsor constitute, are controlled by or have substantial ties with, a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person”, we could be subject to such foreign ownership restrictions and/or CFIUS review.

Because we have only a limited time to complete the Business Combination (or any other initial business combination), even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination (or any other initial business combination) may require us to liquidate. If we liquidate, our public stockholders may only receive an amount per share based on the funds available in our Trust Account, and our Public Warrants and Private Placement Warrants (as defined below) will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is 1% of the fair market value of any shares repurchased by the repurchasing corporation during a taxable year, which may be potentially netted by the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.
On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax.
Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with an initial business combination will depend on a number of factors, including (i) the structure of the initial business combination, (ii) the fair market value of the redemptions and repurchases in connection with the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or any other equity issuances within the same taxable year of the initial business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Any funds held in the Trust Account prior to the termination of such account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any Redemption of the Class A Common Stock, prior to or in connection with an extension of the Termination Date, an initial business combination or our liquidation.
Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect Churchill’s business, including its ability to negotiate and consummate the Business Combination (or any other initial business combination), its investments and results of operations.
Churchill is subject to laws, regulations and rules enacted by national, regional and local governments and the NYSE. In particular, Churchill is required to comply with certain SEC, NYSE and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations and rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on Churchill’s business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on Churchill’s business, including its ability to consummate the Business Combination (or any other initial business combination), investments and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “2022 Proposed Rules”) relating to, among other items, enhancing disclosures in initial business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed initial business combination transactions; increasing the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2022 Proposed Rules, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the 2022 Proposed Rules, may materially adversely affect Churchill’s ability to consummate the Business Combination (or any other initial business combination) and may increase the costs and time related thereto.
See also “— Churchill may be subject to a new 1% U.S. federal excise tax in connection with redemptions of Class A Common Stock” and “— If Churchill is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and Churchill’s activities may be restricted, which may make it difficult for Churchill to complete the Business Combination.”
If Churchill is deemed to be an investment company under the Investment Company Act, Churchill may be required to institute burdensome compliance requirements and Churchill’s activities may be restricted, which may make it difficult for Churchill to complete the Business Combination (or any other initial business combination).
Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), an “investment company” is defined as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. Depending on the particular facts and circumstances, a SPAC (such as Churchill) could be construed as an “investment company” within the meaning of the Investment Company Act. To assess a SPAC’s status under the definition, the subjective test of Section 3(a)(1)(A) of the Investment Company Act generally looks to, among other factors, the SPAC’s assets, sources of income, historical development and activities of its officers and directors.
If Churchill is deemed to be an investment company under the Investment Company Act, Churchill’s activities may be restricted, including, without limitation, restrictions on the nature of Churchill’s investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by Churchill, each of which may make it difficult for Churchill to consummate the Business Combination (or any other initial business combination). In addition, Churchill may have imposed upon it burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, Churchill’s capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations to which Churchill is currently not subject.
In order not to be regulated as an investment company under the Investment Company Act, unless Churchill can qualify for an exclusion, Churchill must ensure that it is engaged primarily in a business other than investing, reinvesting or trading in securities and that Churchill’s activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of Churchill’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Churchill’s business is to identify and complete an initial business combination and thereafter to operate the post- transaction business or assets for the long term. Churchill does not plan to buy businesses or assets with a view to resale or profit from their resale. Churchill does not plan to buy unrelated businesses or assets or to be a passive investor.
Churchill does not believe that its principal activities currently subject Churchill to the Investment Company Act. To this end, from the time beginning with the consummation of the Churchill IPO, the proceeds held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less, in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations or cash. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by subsequently holding all funds in the Trust Account in cash, which may include demand deposit accounts (as described in the following paragraph), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), Churchill does not believe it is an “investment company” within the meaning of the Investment Company Act.
The Churchill IPO was not intended for persons seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of Churchill’s primary business objective, which is an initial business combination; (ii) the redemption of any Class A Common Stock properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation to modify the substance or timing of Churchill’s obligation to provide for the redemption of Class A Common Stock in connection with an initial business combination or to redeem 100% of Class A Common Stock if Churchill does not consummate the Business Combination within the Completion Window; and (iii) absent an initial business combination, Churchill’s return of the funds held in the Trust Account to Churchill’s public stockholders as part of Churchill’s redemption of the Class A Common Stock. Because Churchill has invested only in permitted instruments, Churchill believes it is not an investment company. Nevertheless, the SEC could deem Churchill to be subject to regulation as an investment company for purposes of the Investment Company Act. If Churchill were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which Churchill has not allotted funds and may hinder Churchill’s ability to consummate an initial business combination. If Churchill is unable to complete an initial business combination prior to the Termination Date, Churchill’s public stockholders may receive only approximately $10.00 per share on the liquidation of Trust Account. In certain circumstances, Churchill’s public stockholders may receive less than $10.00 per share on the redemption of their shares if Churchill are unable to complete the Business Combination (or any other initial business combination) prior to the Termination Date.
To mitigate the risk of Churchill being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), all funds in the Trust Account are held and will be held in cash (which may include demand deposit accounts) until the earlier of consummation of the Business Combination or liquidation. Furthermore, such cash (which may include demand deposit accounts) is held in bank accounts, which exceed federally insured limits as guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”). While Churchill has only placed the Trust Account deposits with JPMorgan Chase Bank N.A., only a small portion of the funds in the Trust Account will be guaranteed by the FDIC.
Since the Sponsor and our directors and officers will lose their entire investment in us if the Business Combination (or any other initial business combination) is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.
There will be no distribution from the Trust Account with respect to the Founder Shares or Private Placement Warrants (as defined below) or their respective underlying shares, which will expire worthless, in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 34,500,000 Founder Shares that were issued to the Sponsor prior to the Churchill IPO, and 32,600,000 warrants (the “Private Placement Warrants”) that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Churchill IPO. Such persons have acknowledged they have no right to any liquidating distributions with respect to the Founder Shares. In addition, there will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants. As a result, all of such investments would expire worthless if the Business Combination (or any other initial business combination) is not consummated.
Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after the Business Combination (or any other initial business combination), even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of Sponsor, and our directors and officers may have influenced their motivation in identifying and selecting CorpAcq as its target initial business combination and entering into the Merger Agreement with respect to the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.
The Extension contemplated by the Extension Amendment Proposal contravenes NYSE rules, and as a result, we anticipate that NYSE will suspend or delist our securities from trading on its exchange after February 17, 2024, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
There is a risk that trading in Churchill’s securities may be suspended and Churchill may be subject to delisting by NYSE, particularly if the Extension Amendment Proposal is approved. We cannot assure you that our securities will continue to be listed on the NYSE in the future, including following the Extension or prior to the Business Combination. In order to continue listing our securities on the NYSE prior to the Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities and certain financial, distribution and stock price levels. Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to meet those initial listing requirements at that time.
The NYSE Listed Company Manual Section 102.06(e) also requires that a special purpose acquisition company such as Churchill must complete one or more business combinations within (i) the time period specified by its constitutive documents or by contract or (ii) three years of its initial public offering, whichever is shorter (“NYSE Deadline”). The Extension contemplated by the Extension Amendment Proposal will extend our ability to complete an initial business combination under the Amended and Restated Certificate of Incorporation until August 17, 2024 (or such earlier date as determined by the Board), which will take us beyond the NYSE Deadline. Unless we complete an initial business combination by February 17, 2024, we anticipate being subject to suspension and delisting from the NYSE due to our non-compliance with such requirement. Churchill may not be able to complete the Business Combination (or any other initial business combination) on or before February 17, 2024. As such, following such date (including after the Extension), it is likely that NYSE will not continue to list Churchill securities, which could limit investors’ ability to transact in Churchill securities and subject Churchill to additional trading restrictions, further outlined below.
Given the above, we anticipate that, following February 17, 2024, trading in Churchill’s securities will be suspended from NYSE and that Churchill will be subject to delisting by NYSE. We cannot assure you that the Churchill securities will continue to be listed on the NYSE, including following the Extension and prior to the Business Combination.
If NYSE delists any of Churchill’s securities from trading on its exchange, including as a result of the failure to complete an initial business combination prior to the NYSE Deadline, and Churchill is unable to list such securities on another national securities exchange, Churchill will likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all. If this were to occur, it is anticipated that Churchill may face significant material adverse consequences, including one or more of the following:
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a limited availability of market quotations for Churchill’s securities;

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significantly reduced liquidity and efficiency of the trading market for Churchill’s securities;

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the price of Churchill’s securities would likely decrease and may be subject to greater volatility as a result of the loss of market efficiencies associated with NYSE or other trading markets;

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holders may be unable to sell or purchase Churchill securities when they wish to do so;

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Churchill may lose the interest of institutional investors in the Churchill securities;

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a determination that the Class A Common Stock is a “penny stock” which will require brokers trading in such securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for Churchill’s securities;

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Churchill may become subject to shareholder litigation;

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a limited amount or complete loss of media, news and analyst coverage;

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Churchill may become a less attractive acquisition and investment vehicle with respect to an initial business combination; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

Further, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because Churchill’s Units, Class A Common Stock and Public Warrants are currently listed on NYSE, such securities currently qualify as covered securities under such statute. Although states are preempted from regulating the sale of Churchill’s securities, the federal statute does allow states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While Churchill is not aware of a state, other than the State of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies, like Churchill, in their respective states.
If Churchill is no longer listed on NYSE or another national securities exchange (including as a result of the failure to complete an initial business combination prior to the NYSE Deadline), Churchill’s securities would not qualify as covered securities under such statute and Churchill would be subject to regulation in each state in which Churchill offers its securities.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Churchill stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on [•], 202[•], or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

Churchill is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On February 17, 2021, Churchill consummated the Churchill IPO of 138,000,000 Units, each consisting of one share of Class A Common Stock and one-fifth of one Public Warrant. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $1,380,000,000. Like most blank check companies, Churchill’s Certificate of Incorporation provides for the return of the Churchill IPO proceeds held in trust to the holders of the outstanding shares of Class A Common Stock, sold in the Churchill IPO if there is no initial business combination(s) consummated on or before a certain date (being the Termination Date). On May 11, 2023, the stockholders of Churchill approved a proposal to adopt an amendment to Churchill’s amended and restated certificate of incorporation to extend the date by which Churchill has to consummate an initial business combination from May 17, 2023 to February 17, 2024 (the “First Charter Amendment”). The First Charter Amendment was filed with the Secretary of State of the State of Delaware on May 16, 2023 and in connection with the First Charter Amendment, 79,983,929 shares of Class A Common Stock were redeemed, resulting in the payment of $816,281,045 from the Trust Account.
On August 1, 2023, Churchill and CorpAcq entered into the Merger Agreement. On November 17, 2023, CorpAcq Group Plc filed the Registration Statement with the SEC, which contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Churchill, CorpAcq Group, and the Business Combination. No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination). Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary.
In connection with the First Charter Amendment, the Sponsor agreed to make monthly deposits directly to the Trust Account of Churchill in the amount of $1,000,000 (“Contributions”). Such Contributions are made pursuant to a non-interest bearing, unsecured promissory note (the “First Extension Promissory Note”) issued by Churchill to the Sponsor, which provides up to $9,000,000 in aggregate (“Principal Amount”). Under the terms of the First Extension Promissory Note, Contributions are paid monthly beginning on May 17, 2023 until the earliest to occur of (i) the consummation of an initial business combination, (ii) February 15, 2024 (the “Expiry Date”) and (iii) if an initial business combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Board. The First Extension Promissory Note will mature on the earlier of (a) the date Churchill consummates an initial business combination and (b) the date that the winding up of Churchill is effective. As of September 30, 2023, the First Extension Promissory Note had a balance of $5,000,000 with $4,000,000 available for withdrawal.

The Board believes that it is in the best interests of Churchill’s stockholders to continue Churchill’s existence until the Extended Date, if necessary, in order to allow Churchill additional time to complete the Business Combination (or any other initial business combination) and is therefore holding this Special Meeting.
Q:
What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:
Churchill stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s Amended and Restated Certificate of Incorporation, as amended by that certain Amendment to the Amended and Restated Certificate of Incorporation dated as of May 16, 2023 (the “Certificate of Incorporation”) to extend the date by which Churchill has to consummate an initial business combination (the “Extension”) from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”);

2.
Proposal No. 2 — The “Founder Share Amendment Proposal” — To amend the Certificate of Incorporation to provide for the right of holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

3.
Proposal No. 3 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment, which we refer to as the “Adjournment Proposal”.

Q:
Why is Churchill proposing the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A:
Churchill’s Certificate of Incorporation provides for the return of the Churchill IPO proceeds held in trust to the holders of Public Shares sold in the Churchill IPO if there is no initial business combination(s) consummated on or before the Termination Date. Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary. The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination. No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination). Without the Extension, Churchill may not be able to complete the Business Combination (or any other initial business combination) on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination (or any other initial business combination) and would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating the Business Combination (or any other initial business combination). If the Extension Amendment Proposal is not approved and the Business Combination (or any other initial business combination) is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000 (but notwithstanding the annual limitation, such withdrawals can only be made from interest and not from the principal held in the Trust Account), and to pay its tax obligations (“Permitted Withdrawals”)

and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
If the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination).
The Board believes it is in the best interests of Churchill’s stockholders that Churchill obtain the Extension and consummate the Business Combination.
Public stockholders may elect (each, an “Election” and collectively, the “Election”) to redeem their Public Shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (as of the Record Date) and not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.
Immediately following the Redemption Deadline (as defined below), a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its Public Shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”
If the Extension Amendment Proposal is approved and the Extension is implemented (1) we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed (after taking into account any Election Reversals) in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination (or any other initial business combination) on or before the Extended Date; and (2) the removal of the Withdrawal Amount from the Trust Account in connection with the Election (after taking into account any Election Reversals) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] million (including interest not previously released to us but net of taxes payable) that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete the Business Combination (or any other initial business combination), and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Churchill will not proceed with the Extension if the number of redemptions (after taking into account any Election Reversals) of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement contained in the Merger Agreement).
The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the Business Combination (or any other initial business combination). Such conversions would give Churchill further flexibility to retain stockholders and meet NYSE continued listing requirements following any stockholder redemptions in connection with the Extension. The Sponsor is the current holder of all outstanding shares of Class B Common Stock. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed Churchill that it may convert some or all of its shares of Class B Common Stock into Class A Common Stock prior to any Redemption (as defined below), subject to any required consent by CorpAcq (which shall not be unreasonably conditioned, withheld, delayed or denied). Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any such converted shares of Class A Common Stock.
The purpose of the Adjournment Proposal is to allow Churchill to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or the Founder Share Amendment. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension or the Founder Share Amendment.
You are not being asked to vote on the Business Combination (or any other initial business combination) at this time. If the Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination (or any other initial business combination) when it is submitted to the Churchill stockholders (provided that you are a stockholder on the record date for a meeting to consider such initial business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Business Combination (or any other initial business combination) is approved and completed or Churchill has not consummated the Business Combination (or any other initial business combination) by the Extended Date.
Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of [•], 202[•] (the “Record Date”), voting together as a single class. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.
The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Founder Share Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Founder Share Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Founder Share Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
The Board believes stockholders will benefit from Churchill consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Churchill has to complete the Business Combination until the Extended Date. The Extension would give Churchill additional time to complete the Business Combination.

The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination (or any other initial business combination). Without the Extension, Churchill would not be able to complete the Business Combination (or any other initial business combination) on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination (or any other initial business combination) and would be forced to liquidate even if Churchill stockholders are otherwise in favor of consummating the Business Combination (or any other initial business combination). If the Extension Amendment Proposal is not approved and the Business Combination (or any other initial business combination) is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
If the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination).
The Board believes it is in the best interests of Churchill’s stockholders that Churchill obtain the Extension and consummate the Business Combination.
Q:
Why should I vote “FOR” the Founder Share Amendment Proposal?

A:
The Board believes that Churchill stockholders will benefit from Churchill providing holders of the Founder Shares the ability to convert the Founder Shares at any time prior to the Business Combination

(or any other initial business combination). This flexibility may aid Churchill in retaining investors and meeting NYSE continued listing requirements necessary to continue to pursue the Business Combination.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by Churchill’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.
Q:
When would the Board abandon the Extension Amendment Proposal?

A:
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:
When would the Board abandon the Founder Amendment Proposal?

A:
Our Board will abandon the Founder Amendment if our stockholders do not approve the Founder Amendment Proposal or the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and/or the Founder Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Amendment at any time without any further action by our stockholders.

Q:
How will Sponsor and Churchill’s directors and officers vote?

A:
The Sponsor and Churchill’s directors and officers have advised Churchill that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and Churchill’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal and the Founder Share Amendment Proposal. On the Record Date, the Sponsor and Churchill’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 34,500,000 shares of Class B Common Stock, representing approximately 37% of Churchill’s issued and outstanding shares of Common Stock.
At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding Churchill or Class A Common Stock, the Sponsor, Churchill and their respective directors, officers or advisors or any of their respective affiliates may (although they are under no obligation to do so) purchase shares of Class A Common Stock from public stockholders in privately negotiated transactions or in the open market and separate from the redemption process in connection with the Special Meeting (such open market purchases, “Open Market Purchases”). The Sponsor, Churchill and their respective directors, officers or advisors or any of their respective affiliates will only make Open Market Purchases to the extent the price per Class A Common Stock so acquired is no higher than the redemption price that would be available in connection with the Redemption. In addition, the Sponsor, Churchill and their respective directors or officers and their affiliates will waive any redemption rights with respect to any shares of Class A Common Stock purchased in Open Market Purchases and will not vote any shares of Class A Common Stock purchased in Open Market Purchases in favor of the Extension Amendment Proposal or Founder Share Amendment Proposal.
As of the date of this proxy statement, no such transactions have occurred nor are they planned to occur. However any such purchase arrangements might include, without limitation, that in the event shares are purchased in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Similarly, the Sponsor, Churchill and their respective directors, officers or advisors or any of their respective affiliates may (although they are under no obligation to do so) enter into arrangements or contractual acknowledgments with Churchill stockholders, including to (i) confirm that such stockholder, although still the record holder of Class A Common Stock is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights or (ii) to protect such stockholders against potential loss in value of their shares, including the granting of put options and the transfer to such stockholders shares owned by the Sponsor for nominal value. The purposes of such purchases and arrangements would be to reduce the number of shares of Class A Common Stock that may be redeemed in connection with the Special Meeting, and increase the likelihood of satisfaction of the requirements to consummate the Business Combination (or any other initial business combination) where it appears that such requirements would otherwise not be met, and may, in the case of purchases, include a business decision to increase such purchaser’s ownership at an attractive price.
Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and/or the Founder Share Amendment Proposal, as applicable, and will have no effect on the outcome of any vote on the Adjournment Proposal.
If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal and/or the Founder Share Amendment Proposal, as applicable.
If the Extension Amendment Proposal and the Founder Share Amendment Proposal, as applicable, are both approved, the Adjournment Proposal will not be presented for a vote unless Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.
Q:
What happens if the Extension Amendment Proposal or the Founder Share Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal and/or the Founder Share Amendment Proposal, Churchill may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and/or the Founder Share Amendment. Our Board will abandon the Extension Amendment and the Founder Share Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal and the Founder Share Amendment, as applicable.

If the Extension Amendment Proposal is not approved and the Business Combination (or any other initial business combination) is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the officers and directors of Churchill have each acknowledged they have no right to any liquidating distributions with respect to the 34,500,000 shares of Class B Common Stock held by them on the Record Date. There will be no distribution from the Trust Account with respect to Churchill’s Public Warrants and Private Placement Warrants, which will expire worthless in the event Churchill dissolves and liquidates the Trust Account. Churchill will pay any costs from its remaining assets outside of the Trust Account.
If the Extension Amendment Proposal or the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert any of its shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Business Combination (or any other initial business combination).
Q:
If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, what happens next?

A:
We have entered into the Merger Agreement with respect to the Business Combination. We are seeking the Extension Amendment to provide us with additional time to complete the Business Combination (or any other initial business combination). Our efforts to complete the Business Combination will involve:

•
attempting to ensure the Registration Statement is declared effective under the Securities Act;

•
establishing a meeting date and record date for the Business Combination Special Meeting, and distributing proxy materials to stockholders;

•
attempting to ensure that the conditions to the closing of the Business Combination (and other requirements under the Merger Agreement) are satisfied; and

•
holding the Business Combination Special Meeting.

We are seeking approval of the Extension Amendment Proposal because we do not believe we will not be able to complete all of the tasks listed above prior to February 17, 2024.
If the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, Churchill intends to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Extension but not the Founder Share Amendment, as indicated in Annex A. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, Churchill intends to file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware to effect both the Extension and the Founder Share Amendment, as set forth in Annex A. We will remain a reporting company under the Exchange Act and our Common Stock and Public Warrants are expected to remain publicly traded.
The removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Class B Common Stock or Class A Common Stock, in the event the Founder Share Amendment Proposal is approved.
Notwithstanding stockholder approval of the Extension Amendment Proposal and/or the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and/or the Founder Share Amendment Proposal at any time without any further action by our stockholders.
In addition, the NYSE Listed Company Manual Section 102.06(e) also requires that a special purpose acquisition company such as Churchill must complete one or more business combinations within the NYSE Deadline. The Extension contemplated by the Extension Amendment Proposal will extend our ability to complete an initial business combination under the Amended and Restated Certificate of

Incorporation until August 17, 2024 (or such earlier date as determined by the Board), which will take us beyond the NYSE Deadline. Unless we complete an initial business combination by February 17, 2024, we anticipate being subject to suspension and delisting from the NYSE due to our non-compliance with such requirement. Churchill may not be able to complete the Business Combination (or any other initial business combination) on or before February 17, 2024. As such, following such date (including after the Extension), it is likely that NYSE will not continue to list Churchill securities, which could limit investors’ ability to transact in Churchill securities and subject Churchill to additional trading restrictions, further outlined below. See “Risk Factors — The Extension contemplated by the Extension Amendment Proposal contravenes NYSE rules, and as a result, we anticipate that NYSE will suspend or delist our securities from trading on its exchange after February 17, 2024, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”
Q:
Where will I be able to find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8- K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:
Would I still be able to exercise my redemption rights if I vote “AGAINST” the Extension Proposal or the Founder Share Amendment Proposal?

A:
Yes, you may still exercise your redemption rights if you vote against the Extension Proposal or the Founder Share Amendment Proposal. In addition, unless you elect to redeem your Public Shares at this time and do not make an Election Reversal, you will be able to vote on the Business Combination at the Business Combination Special Meeting if you are a stockholder on the record date for the Business Combination Special Meeting. In such event, if you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the Business Combination Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Churchill’s Chief Financial Officer at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to Churchill’s Chief Financial Officer, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date, voting together as a single class. The Founder Share Amendment Proposal must be approved by (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment

Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Founder Share Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Founder Share Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are considered “non-routine” and, accordingly, your broker, bank or nominee may not vote your shares with respect to such Proposals without receiving voting instructions. In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.
Q:
How can I attend the Special Meeting?

A:
As a registered shareholder, you received a Proxy Card from Continental Stock Transfer & Trust Company (“Continental”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer at the phone # or e-mail address below. Continental Stock Transfer support contact information is as follows: [•].

You can pre-register to attend the virtual meeting starting [•], 202[•] at [•] ET (5 business days prior to the date of the Special Meeting). Enter the URL address into your browser [•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.
Beneficial investors, who own their investments through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing [•], outside the U.S., and Canada [•] (standard rates apply) when prompted enter the pin number [•]. This is listen-only, and so you will not be able to vote or enter questions during the meeting.
Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at [10:00 a.m]. New York City time, on            , 202[•], in virtual format. Churchill’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting [https://www.cstproxy.com/                 /] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing [1-           ] (toll-free within the United States and Canada) or [+1                  ] (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [                 #], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

Q:
What constitutes a quorum at the Special Meeting?

A:
A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, [•] shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.
Q:
How do I vote?

A:
If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit [•], 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on [•], 202[•] (have your proxy card in hand when you visit the website). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting [•]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 16-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.
Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Churchill and its stockholders. The Board recommends that Churchill’s stockholders vote “FOR” the Extension Amendment Proposal.

After careful consideration of the terms and conditions of the Founder Share Amendment Proposal, the Board has determined that the Founder Share Amendment Proposal is in the best interests of Churchill and its stockholders. The Board recommends that Churchill’s stockholders vote “FOR” the Founder Share Amendment Proposal.
Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Churchill and its stockholders and recommends that Churchill’s stockholders vote “FOR” the Adjournment Proposal.
Q:
What interests do Churchill’s directors and officers have in the approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal?

A:
Churchill’s directors and executive officers and their respective affiliates may have interests in Extension Amendment Proposal and the Founder Share Amendment Proposal that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal and the Founder Share

Amendment Proposal. See the section entitled “Special Meeting of Churchill Stockholders — Interests of the Sponsor and Churchill’s Directors and Officers” in this proxy statement.
Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal and/or the Founder Share Amendment Proposal?

A:
No. There are no appraisal rights available to Churchill’s stockholders in connection with the Extension Amendment Proposal and/or the Founder Share Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:
If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. There are no redemption rights with respect to the Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How are the funds in the Trust Account currently being held?

A:
The funds in the Trust Account were, from the time beginning with the consummation of the Churchill IPO and ending on February 17, 2023, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. Under the Investment Company Act, an “investment company” is defined as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. Depending on the particular facts and circumstances, a SPAC such as Churchill could be construed as an “investment company” within the meaning of the Investment Company Act. To assess a SPAC’s status under the definition, the subjective test of Section 3(a)(1)(A) of the Investment Company Act generally looks to, among other factors, the SPAC’s assets, sources of income, historical development and activities of its officers and directors.

To mitigate the risk of Churchill being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), all funds in the Trust Account are held and will be held in cash (which may include demand deposit accounts), until the earlier of consummation of our initial business combination or liquidation. Furthermore, such cash (which may include demand deposit accounts) is held in bank accounts, which exceed federally insured limits as guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”). While Churchill has only placed the Trust Account deposits with JPMorgan Chase Bank N.A., only a small portion of the funds in the Trust Account will be guaranteed by the FDIC. See “Risk Factors — If Churchill is deemed to be an investment company under the Investment Company Act, Churchill may be required to institute burdensome compliance requirements and Churchill’s activities may be restricted, which may make it difficult for Churchill to complete the Business Combination (or any other initial business combination).”
Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must, prior to 5:00 p.m Eastern Time on [•], 202[•] (two business days before the Special Meeting), (i) submit a written request to Churchill’s transfer agent that Churchill redeem your Public Shares for cash and (ii) deliver your stock to Churchill’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, Churchill’s transfer agent, is listed under the question “Who can help answer my questions?” below. Churchill requests that any requests for redemption include the identity of the beneficial owner making such request, including legal name, phone number, email and address. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.
A physical stock certificate will not be needed if your stock is delivered to Churchill’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and Churchill’s transfer agent will need to act to facilitate the request. It is Churchill’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because Churchill does not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with Churchill’s consent. If you delivered your shares for redemption to Churchill’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Churchill’s transfer agent return the shares (physically or electronically). You may make such request by contacting Churchill’s transfer agent at the address listed under the question “Who can help answer my questions?” below.
Q:
How do I make an Election Reversal with respect to my Public Shares?

A:
Immediately following the deadline to make an Election (which is 5:00 P.M. Eastern Time on [•], 202[•], the date that is two business days prior to the scheduled vote at the Special Meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that the transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make an Election. Such written request shall include the identity of the beneficial owner making such request, including legal name, phone number, email and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

We will not proceed with the Extension or the Founder Share Amendment if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Notwithstanding stockholder approval of the Extension Amendment Proposal and/or the Founder Share Amendment Proposal, as applicable, or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal and/or the Founder Share Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
Churchill will pay the cost of soliciting proxies for the Special Meeting. Churchill has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. Churchill has agreed to pay Morrow a fee of $25,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Churchill will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. Churchill’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
Who can help answer my questions?

A:
If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: CVII.info@investor.morrowsodali.com
You may also contact Churchill at:
Churchill Capital Corp VII
640 Fifth Avenue, 12th Floor
New York, New York 10019
Attention: Jay Taragin, Chief Financial Officer
E-mail: Jay.Taragin@mkleinandcompany.com
To obtain timely delivery, Churchill’s stockholders and warrantholders must request the materials no later than no later than [•], 202[•], or five business days prior to the Special Meeting.
You may also obtain additional information about Churchill from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to Churchill’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attention: SPAC Administration Team
Email: spacredemptions@continentalstock.com

BACKGROUND
General
Churchill is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On February 17, 2021, Churchill consummated the Churchill IPO of the Units. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $1,380,000,000. Like most blank check companies, Churchill’s Certificate of Incorporation provides for the return of the Churchill IPO proceeds held in trust to the holders of the outstanding shares of Class A Common Stock sold in the Churchill IPO if there is no initial business combination(s) consummated on or before a certain date (being the Termination Date). On May 11, 2023, the stockholders of Churchill approved the First Charter Amendment, which was filed with the Secretary of State of the State of Delaware on May 16, 2023. In connection with the First Charter Amendment, 79,983,929 shares of Class A Common Stock were redeemed, resulting in the payment of $816,281,045 from the Trust Account.
In connection with the First Charter Amendment, the Sponsor agreed to make the Contributions pursuant to the First Extension Promissory Note. Under the terms of the First Extension Promissory Note, Contributions are paid monthly beginning on May 17, 2023 until the earliest to occur of (i) the consummation of an initial business combination, (ii) the Expiry Date and (iii) if an initial business combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Board. The First Extension Promissory Note will mature on the earlier of (1) the date Churchill consummates an initial business combination and (2) the date that the winding up of Churchill is effective. As of September 30, 2023, the First Extension Promissory Note had a balance of $5,000,000 with $4,000,000 available for withdrawal.
The Business Combination
On August 1, 2023, Churchill and CorpAcq entered into the Merger Agreement. On November 17, 2023, CorpAcq Group Plc filed the Registration Statement with the SEC, which contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Churchill, CorpAcq Group, and the Business Combination. No assurances can be made that Churchill will successfully consummate the Business Combination (or any other initial business combination). Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary.
The Certificate of Incorporation provides that Churchill currently has until the Termination Date to consummate the Business Combination (or any other initial business combination). The Board has determined that it is in the best interests of Churchill to seek an extension of the Termination Date and ask Churchill’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination (or any other initial business combination). Churchill intends to call the Business Combination Special Meeting as a separate meeting of the Churchill stockholders.
The Churchill IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination.
Additionally, the Churchill IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that pursuing the Business Combination is in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete an initial business combination beyond February 17, 2024 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination (or any other initial business combination). We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement). We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.
We believe that the foregoing provision in the Certificate of Incorporation was included to protect Churchill stockholders from having to sustain their investments for an unreasonably long period if Churchill failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given Churchill’s expenditure of time, effort and money on finding the Business Combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider and, if approved by Churchill’s stockholders, consummate the Business Combination.

SPECIAL MEETING OF CHURCHILL STOCKHOLDERS
The Churchill Special Meeting
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place of Special Meeting
The Special Meeting will be held on [•], 202[•], at [10:00 a.m.], Eastern Time, conducted via live webcast at the following address [•]. You will need the control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Proposals at the Special Meeting
At the Special Meeting, Churchill will ask the Churchill stockholders to vote in favor of the following proposals:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s Certificate of Incorporation, substantially in the form set forth in Annex A, to extend the date by which Churchill has to consummate the Business Combination (or any other initial business combination) (the “Extension”) from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”);

2.
Proposal No. 2 — The “Founder Share Amendment Proposal” — To amend the Certificate of Incorporation to provide for the right of holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

3.
Proposal No. 3 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment, which we refer to as the “Adjournment Proposal”.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A Common Stock or Class B Common Stock at the close of business on [•],     , which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock or Class B Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [•] shares of Class A Common Stock outstanding and 34,500,000 shares of Class B Common Stock outstanding. All of the outstanding shares of Class B Common Stock are held by our Sponsor.
Our Sponsor has agreed to vote all of their shares of Common Stock (other than those acquired in Open Market Purchases) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal (collectively, the “Proposals”). Churchill’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board
THE BOARD UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum and Required Vote for Proposals for the Special Meeting
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a Churchill stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.
Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Class B Common Stock representing a majority of the voting power of all issued and outstanding shares of Class B Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Founder Share Amendment Proposal. Accordingly, a Churchill stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Class B Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Founder Share Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Founder Share Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.
Accordingly, a Churchill stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.
It is possible that Churchill will not be able to complete the Business Combination (or any other initial business combination) on or before the Extended Date if the Extension Amendment Proposal is approved. If Churchill fails to complete its initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved, Churchill will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.
No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Under

Churchill’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.
If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.
Who Can Answer Your Questions about Voting
If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Morrow Sodali LLC, our proxy solicitor, at Toll-Free (800) 662-5200 or (203) 658-9400.
Redemption Rights
If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, Churchill will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but after Permitted Withdrawals and net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if Churchill has not consummated an initial business combination by the Extended Date.
You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Amendment Proposal only if you:
(i)
hold Public Shares, and

(ii)
prior to 5:00 p.m., Eastern Time, on [•], 202[•], (a) submit a written request to Continental that Churchill redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $[•]per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own such Public Shares.
Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using DTC’s DWAC System, to Churchill’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Churchill’s transfer agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Administration Team
Email: spacredemptions@continentalstock.com
Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our Public Shares on [•],     , the Record Date, was $[•]per share. The cash held in the Trust Account on such date was approximately $[•] million (including interest not previously released to Churchill but net of taxes payable) (or approximately $[•] per Public Share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Churchill cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of Churchill, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If Churchill does not consummate the Business Combination (or any other initial business combination) on or before the Termination Date, and the Extension Amendment Proposal is not approved, Churchill will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of the Public Warrants and Private Placement Warrants will expire worthless.
Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Churchill stockholders to elect to redeem their
Public Shares in connection with an initial business combination, which is a separate and additional redemption right available to Churchill stockholders.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on [•], 202[•] (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Administration Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on [•], 202[•] (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and Churchill’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is Churchill’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. Churchill does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system.
Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on [•], 202[•] (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to Churchill’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 202[•] (two business days before the Special Meeting). Churchill anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.
Redemption Withdrawal Procedures
Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.
Immediately following the Redemption Deadline to make an Election (which is 5:00 P.M. Eastern Time on [•], 202[•], the date that is two business days prior to the scheduled vote at the Special Meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that transfer agent return the shares (physically or electronically) as soon as possible after the Redemption Deadline. Such written request shall include the identity of the beneficial owner making such request, including legal name, phone number, email and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.
TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON [•], 202[•], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF

SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.
We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement).
Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the Extension Amendment Proposal.
Solicitation of Proxies
Churchill will pay the cost of soliciting proxies for the Special Meeting. Churchill has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. Churchill has agreed to pay Morrow a fee of $25,000 in connection with the Extension Amendment. Churchill will reimburse Morrow for reasonable and customary documented out-of-pocket expenses and will indemnify Morrow and its directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses. Churchill also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. Churchill’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Interests of the Sponsor and Churchill’s Directors and Officers
When considering the Churchill Board’s recommendation to vote in favor of approving the Proposals, Churchill stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Churchill stockholders that they approve the Proposals. Churchill stockholders should take these interests (and all interests described the “The Business Combination — Interests of Certain Persons in the Business Combination” section of the Registration Statement) into account in deciding whether to approve the Proposals:
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in order to fund working capital deficiencies or finance transaction costs in connection with an initial business combination, Sponsor, Churchill’s directors and officers or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that an initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant at the option of the lender (“Working Capital Loan”);

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the beneficial ownership of the Sponsor (and certain members of the Board and officers) of an aggregate of 34,500,000 shares of Class B Common Stock and 32,600,000 Private Placement Warrants, which shares and warrants were acquired for an aggregate investment of $32,625,000 at the time of the Churchill IPO and would become worthless if Churchill does not complete an initial business combination by February 17, 2024 (or August 17, 2024 if the Extension Amendment Proposal is approved (or such earlier date as determined by the Board)). Such shares have an aggregate market

value of approximately $[•], based on the closing price of Class A Common Stock of $[•] on [•],     , the Record Date. Because the shares of Class B Common Stock were purchased for a nominal amount, the Sponsor could achieve a significant positive return even if the trading price of shares of Churchill following the closing of an initial business combination declines significantly. In addition, after giving effect to the possible issuance of a maximum of 1,500,000 additional warrants that may be issued pursuant to the Working Capital Loan, the Sponsor would own up to an aggregate of 34,100,000 warrants (being 32,600,000 Private Placement Warrants currently owned plus a maximum of 1,500,000 warrants issued at $1.00 per warrant under the Working Capital Loan) following the consummation of an initial business combination. Such warrants have an aggregate market value of approximately $[•], based on the closing price of the Public Warrants of $[•] on [•],     , the Record Date. Michael Klein, Andrew Frankle, Bonnie Jonas, Mark Klein, Karen G. Mills, Stephen Murphy and Alan M. Schrager, all of whom are directors of Churchill, and Jay Taragin, Chief Financial Officer of Churchill, each has an economic interest in the Founder Shares and Private Placement Warrants purchased by our Sponsor as a result of his or her membership interest in our Sponsor. The economic interest (or deemed economic interest) of these individuals in the Founder Shares and Private Placement Warrants held by the Sponsor is shown below:
Name of Person	Founder Shares	Private Placement Warrants
Andrew Frankle	146,100	138,500
Bonnie Jonas	292,100	277,000
Mark Klein	292,100	277,000
Karen G. Mills	389,500	369,300
Stephen Murphy	146,100	138,500
Alan M. Schrager	159,294	151,044
Jay Taragin	29,500	18,500

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if Churchill is unable to complete an initial business combination by the Termination Date, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. If Churchill consummates an initial business combination, on the other hand, Churchill will be liable for all such claims;

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the Sponsor and the Board and/or management team of Churchill have agreed to vote their shares of Common Stock (other than those acquired in Open Market Purchases) in favor of each of the Proposals and against certain other matters;

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the Sponsor and the Board and/or management team of Churchill have agreed not to redeem any shares of Common Stock in connection with the Special Meeting;

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the Sponsor and the Board and/or management team of Churchill have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if Churchill fails to complete the Business Combination (or any other initial business combination) by the Termination Date;

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the Sponsor and the Board and/or management team of Churchill have agreed to waive all adjustments to the conversion ratio set forth in the Certificate of Incorporation with respect to the Founder Shares;

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Churchill may engage M. Klein and Company, LLC, an affiliate of the Sponsor, or another affiliate of the Sponsor, as its lead financial advisor in connection with an initial business combination and may pay such affiliate a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions;

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after our initial business combination, members of our management team who remain with us, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive officer and director compensation;
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in connection with the Churchill IPO, the Sponsor and the officers and directors of Churchill have each entered into a certain letter agreement with Churchill, pursuant to which they have: (a) acknowledged that such person has no right, title, interest or claim of any kind in or to any monies held in the Trust Account as a result of any liquidation of Churchill with respect to the shares of Class B Common Stock held by such person and (b) waived, with respect to any shares of Common A Common Stock held by the such person, if any, any redemption rights such person may have in connection with the consummation of an initial business combination (although such person and such person affiliates shall be entitled to redemption and liquidation rights with respect to any shares of Class A Common Stock held by such person if Churchill fails to consummate an initial business combination prior to the Termination Date or in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation to modify the substance or timing of Churchill’s obligation to redeem the shares of Class A Common Stock sold as part of the Units in the Churchill IPO if Churchill does not complete an initial business combination within the time period set forth in the Certificate of Incorporation or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity);

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in December 2020, our Sponsor agreed to loan us up to $600,000 to cover expenses related to the Churchill IPO pursuant to a promissory note. The loan was non-interest bearing, unsecured and due on the earlier of December 31, 2021 or the closing of the Churchill IPO. We borrowed $375,000 under this promissory note and repaid the full outstanding balance of the promissory note on February 17, 2021;

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we entered into an Administrative Services Agreement pursuant to which we will also pay an affiliate of our Sponsor a total of $50,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, if the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. In event the consummation of our initial business combination closes on or before the Extended Date, an affiliate of our Sponsor will be paid a total of $2,100,000, (equal to $50,000 per month), for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses. As of the Record Date, Churchill has incurred $[•]in fees under such agreement;

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in connection with the First Charter Amendment, Sponsor agreed to make monthly deposits directly to the Trust Account of Churchill of $1 million per month (each deposit, a “Contribution”) up to a maximum of $9,000,000 pursuant to a non-interest bearing, unsecured promissory note (“Promissory Note”) which was issued by Churchill to the Sponsor on May 16, 2023. Each Contribution was required to be paid monthly until the earliest to occur of (i) the consummation of the Business Combination (or any other initial business combination), (ii) February 15, 2024 and (iii) if the Business Combination (or any other initial business combination) was not consummated, the date on which Churchill’s board of directors determines, in its sole discretion, to liquidate the Trust Account. The Promissory Note will mature on the earlier of (1) the date Churchill consummates the Business Combination (or any other initial business combination) and (2) the date that the winding up of Churchill is effective (such date, the “Maturity Date”). The Promissory Note does not bear any interest, and is repayable by Churchill to the Sponsor upon the Maturity Date;

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the Sponsor and the Board and/or management team of Churchill have agreed will receive material benefits from the completion of an initial business combination and may be incentivized to complete an initial business combination rather than liquidate (in which case the Sponsor would lose its entire investment);

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the fact that the Sponsor (including its representatives and affiliates) and Churchill’s directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to Churchill. Churchill’s directors and officers also may become aware of business opportunities which may be appropriate for presentation to Churchill, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in Churchill’s favor and such potential business opportunities may be presented to other entities prior to their presentation to Churchill, subject to applicable fiduciary duties under the General Corporation Law of the State of Delaware. The Certificate of Incorporation provides that Churchill renounces any expectancy in any corporate opportunity offered to any director or officer of Churchill unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of Churchill and such opportunity is one Churchill is legally and contractually permitted to undertake and such person is legally permitted to refer such opportunity to Churchill. Churchill is not aware of any such conflict or opportunity being presented to any founder, director or officer of Churchill nor does Churchill believe that the limitation of the application of the “corporate opportunity” doctrine in the Certificate of Incorporation had any impact on its search for a potential business combination;

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Bonnie Jonas, a director of Churchill who was recused from consideration of the Business Combination, and her spouse have an interest in a fund that is invested indirectly in CorpAcq[. Ms. Jonas abstained from all votes of the Board related to the Proposals];

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the fact that if the Trust Account is liquidated, including in the event Churchill is unable to consummate an initial business combination by the end of the Termination Date, the Sponsor has agreed to indemnify Churchill to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Class A Common Stock, or such lesser amount per share of the Class A Common Stock as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which Churchill has entered into an acquisition agreement or by the claims of any third party (other than Churchill’s independent public accountants) for services rendered or products sold to Churchill, but only if such target business or third party has not executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable);

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the continued indemnification of current directors and officers of Churchill and the continuation of the current directors’ and officers’ liability insurance by maintaining in effect such directors’ and officers’ liability insurance for a period of six years after consummation of the Business Combination or obtaining a six-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the consummation of the Business Combination;

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our Sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying and investigating possible business targets and business combinations. As of the Record Date, such reimbursement is estimated to be approximately $[•] in the aggregate. However, if Churchill fails to consummate an initial business combination by the Termination Date, they will not have any claim against the Trust Account for reimbursement. Accordingly, Churchill may not be able to reimburse these expenses if the Business Combination (or any other initial business combination) is not completed by the Termination Date; and

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our Sponsor, officers and directors will lose their entire investment in us if the Business Combination (or any other initial business combination) is not completed.

In the aggregate, the Sponsor and its affiliates have approximately $386,600,000 at risk that depends upon the completion of the Business Combination (or any other initial business combination). Specifically, $345,000,000 of such amount is the value of the Sponsor’s and its affiliates’ Founder Shares (assuming a value of $10.00 per share, the deemed value of such shares in the Business Combination), $32,600,000 of such amount is the value of the Private Placement Warrants held by the Sponsor (based on the purchase price of $1.00 per Churchill Private Placement Warrant) and $9,000,000 is the current maximum amount of the unsecured promissory note. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of an initial business combination that may not benefit Churchill’s public stockholders. As such, the Sponsor may be incentivized to vote in favor of the Proposals rather than liquidate.
The Board was aware of and considered these interests, among other matters, in recommending to the Churchill stockholders that they vote “FOR” the Proposals presented at the Special Meeting. Additionally, if the Extension Amendment Proposal is approved and Churchill consummates the Business Combination, the officers and directors may have additional interests as described in the Registration Statement.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
Churchill is proposing to amend its Certificate of Incorporation to extend the date by which Churchill has to consummate an initial business combination from February 17, 2024 to August 17, 2024 (or such earlier date as determined by Churchill’s board of directors (the “Extension,” and such later date, the “Extended Date”).
On August 1, 2023, Churchill and CorpAcq entered into a definitive agreement with respect to the Business Combination. On November 17, 2023, CorpAcq Group filed the Registration Statement with the SEC, which contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Churchill, CorpAcq Group, and the Business Combination.
Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary. A copy of the proposed amendment to the Certificate of Incorporation of Churchill is attached to this proxy statement substantially in the form of Annex A.
The Business Combination qualifies as a “Business Combination” under Churchill’s Certificate of Incorporation.
The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination (or any other initial business combination). Without the Extension, Churchill would not be able to complete the Business Combination (or any other initial business combination) on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination (or any other initial business combination) and would be forced to liquidate even if Churchill stockholders are otherwise in favor of consummating the Business Combination (or any other initial business combination).
If the Extension is approved and implemented, subject to satisfying the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date. No assurances can be made that Churchill will consummate the Business Combination (or any other initial business combination).
As contemplated by the Certificate of Incorporation, the holders of Class A Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination (or any other initial business combination) is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if Churchill has not completed the Business Combination (or any other initial business combination) by the Extended Date.
On the Record Date, the redemption price per share was approximately $[•], based on the aggregate amount on deposit in the Trust Account of approximately $[•] million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $[•]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more/less] per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination (or any other initial business combination) on or before the Termination Date.
Reasons for the Extension Amendment Proposal
Churchill’s Certificate of Incorporation provides that Churchill currently has until February 17, 2024 to complete a business combination. Although Churchill intends to consummate the Business Combination as soon as possible and, if possible, prior to February 17, 2024 (which is the current deadline for Churchill to consummate an initial business combination), the purpose of the Extension Amendment Proposal is to allow Churchill additional time to complete the Business Combination (or any other initial business combination), if necessary.
The Churchill IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination.
Additionally, the Churchill IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that pursuing the Business Combination is in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete an initial business combination beyond February 17, 2024 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination (or any other initial business combination). We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement). We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.
We believe that the foregoing provision in the Certificate of Incorporation was included to protect Churchill stockholders from having to sustain their investments for an unreasonably long period if Churchill failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given Churchill’s expenditure of time, effort and money on finding the Business Combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
Approval of the Extension Amendment Proposal is a condition to implementing the Founder Share Amendment. The Extension Amendment Proposal is not conditioned on the approval of any other proposal. If either the Extension Amendment Proposal, or even if the Founder Share Amendment Proposal is approved by Churchill’s stockholders but the Extension Amendment Proposal is not approved by Churchill’s stockholders, the Founder Share Amendment will not be implemented, and the Sponsor will not be permitted to convert any of its shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Business Combination (or any other initial business combination).
If the Extension Amendment Proposal is not approved and the Business Combination (or any other initial business combination) is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the officers and directors of Churchill have each acknowledged they have no right to any liquidating distributions with respect to the 34,500,000 shares of Class B Common Stock held by them on the Record Date. There will be no distribution from the Trust Account with respect to the Public Warrants and Private Placement Warrants, which will expire worthless in the event Churchill dissolves and liquidates the Trust Account. Churchill will pay any costs of liquidation from its remaining assets outside of the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, Churchill intends to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Extension but not the Founder Share Amendment, as indicated in Annex A. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, Churchill intends to file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware to effect both the Extension and the Founder Share Amendment, as set forth in Annex A. Churchill will then continue to attempt to consummate the Business Combination (or any other initial business combination) until the Extended Date. Churchill will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants are expected to remain publicly traded during this time.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. Churchill cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the amount currently held in the Trust Account.
Certain Material U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences to Churchill’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in the Churchill IPO are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-fifth of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Churchill securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).
This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:
•
banks or financial institutions;

•
insurance companies;

•
brokers, dealers or traders in securities, commodities or currencies;

•
traders that elect to use a mark-to-market method of accounting;

•
persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•
U.S. expatriates or former long-term residents of the United States;

•
partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•
S corporations;

•
regulated investment companies;

•
real estate investment trusts;

•
grantor trusts;

•
persons whose Public Shares are subject to a liability;

•
persons holding Founder Shares or Private Placement Warrants;

•
persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

•
Non-U.S. Holders (as defined below); and

•
tax-exempt entities.

If a partnership, or another pass-through entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds Public Shares, the U.S. federal income tax treatment of its partners or members generally will depend on the status of the partner and the activities of the partnership or other pass-through entity.
Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold Public Shares, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders
A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares
For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.
This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.
In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Public Shares under Section 302 of the Code.
If the redemption qualifies as a sale or exchange of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A Common Stock, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-fifth of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).
Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to certain limitations.
If the redemption does not qualify as a sale or exchange of Public Shares, you will be treated as receiving a cash distribution from Churchill. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Churchill’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that Churchill pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that Churchill pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be, and, as such, each holder is urged to consult its own tax advisor.
Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of Churchill’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale or exchange by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in Churchill or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Churchill stock that you constructively own. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of Churchill’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of Churchill’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of Churchill’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in Churchill. Whether the redemption will result in a meaningful reduction in your proportionate interest in Churchill will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale or exchange, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.
If you are a U.S. Holder who actually or constructively owns five percent or more of Churchill’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.
Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Medicare Tax
Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.
Information Reporting and Backup Withholding
Churchill or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale or exchange of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide Churchill or its paying agent with a correct taxpayer identification number, (ii) Churchill or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) Churchill or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to Churchill or its paying agent.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares
General
This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.
Taxable Sales or Exchanges
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to
U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Churchill is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.
Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) two paragraphs above, Churchill would be classified as a United States real property holding corporation if the fair market value of Churchill’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of Churchill’s worldwide real property interests plus Churchill’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As Churchill has generally only held cash, cash equivalents and government securities since its inception, Churchill does not believe that it is or has ever been a United States real property holding corporation. Further, so long as the Public Shares are considered to be regularly traded at any time during the calendar year, a Non-U.S. Holder generally will not be subject to tax on any gain recognized on the sale or exchange of Public Shares, unless the Non-U.S. Holder owned (actually or constructively) more than 5% of the total outstanding Public Shares at any time during the applicable period described in (iii).
Distributions
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions Churchill makes to you with respect to Public Shares, to the extent paid out of Churchill’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, Churchill would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.
The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on the repatriation from the U.S. of its effectively connected earnings and profits for the taxable year, adjusted for certain items.
Each Non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption treated as a distribution, including with respect to potentially applicable income tax treaties that may provide for different rules.
FATCA
Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.
Information Reporting and Backup Withholding
Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders

may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s
U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
State, Local and Non-U.S. Taxes
Churchill and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of Churchill and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by Churchill would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Churchill once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date, voting together as a single class.
All of Churchill’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them (other than those acquired in Open Market Purchases) in favor of the Extension Amendment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS THAT CHURCHILL
STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
Churchill is proposing to amend its Certificate of Incorporation to allow Churchill to convert the Founder Shares to Class A Common Stock for a one-for-one basis at any point prior to the Business Combination (or any other initial business combination) at the option of the holder. Upon conversion of the Founder Shares to Class A Common Stock, such Class A Stock Common converted from Founder Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise. A copy of the proposed amendment to the Certificate of Incorporation of Churchill is attached to this proxy statement as Annex A.
Reasons for the Founder Share Amendment Proposal
Churchill’s Certificate of Incorporation currently provides that the holders of Class B Common Stock can convert their shares of Class B Common Stock to Class A Common Stock upon the consummation of an initial business combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of some or all the Founder Shares by the Sponsor, the current holder of all outstanding shares of Class B Common Stock, at any time prior to the Business Combination (or any other initial business combination). This flexibility may aid Churchill in retaining investors and meeting NYSE continued listing requirements necessary to continue to pursue the Business Combination (or any other initial business combination).
If the Founder Share Amendment Proposal is Not Approved
Stockholder approval of the Founder Share Amendment is required for the implementation of our Board’s plan to allow a holder of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock on a one-to-one basis at any time and from time to time at the election of the holder prior to the Business Combination (or any other initial business combination). Therefore, our Board will abandon and not implement the Founder Share Amendment unless our stockholders approve the Founder Share Amendment Proposal.
If the Founder Share Amendment Proposal is not approved by Churchill’s stockholders, the Founder Share Amendment will not be implemented, and the Sponsor will not be permitted to convert any of its shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Business Combination (or any other initial business combination).
If the Founder Share Amendment Proposal is Approved
Approval of the Extension Amendment Proposal is a condition to implementing the Founder Share Amendment. Approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment. If the Extension Amendment Proposal is not approved but the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert any of its shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Business Combination (or any other initial business combination). If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, we expect to file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware to effect both the Extension and the Founder Share Amendment, as set forth in Annex A.
Vote Required for Approval
Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of Churchill’s outstanding Common Stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B Common Stock voting separately as a single class. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.

All of Churchill’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them (other than those acquired in Open Market Purchases) in favor of the Founder Share Amendment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS THAT CHURCHILL
STOCKHOLDERS VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or additional time to effectuate the Extension and/or the Founder Share Amendment Proposal, if necessary. The Adjournment Proposal will only be presented to Churchill’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment. In no event will the Board adjourn the Special Meeting beyond February 17, 2024.
Reasons for the Adjournment Proposal
The purpose of the Adjournment Proposal is to allow Churchill to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if Churchill determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Churchill’s stockholders, the Chairman of the Board will adjourn the Special Meeting.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS THAT CHURCHILL
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
Beneficial Ownership of Churchill Securities
The following table sets forth information regarding the beneficial ownership of Common Stock as of [•],     , by:
•
each person known by Churchill, based on publicly available information, to beneficially own more than 5% of the outstanding shares of Common Stock;

•
each of Churchill’s current executive officers and directors; and

•
all of Churchill’s current executive officers and directors as a group.

Unless otherwise indicated, Churchill believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants or Private Placement Warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.
	Common Stock(1)
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors:
Churchill Sponsor VII LLC(2)	34,500,000	37.3%
Michael Klein(2)(3)	34,500,000	37.3%
Andrew Frankle(4)	—	—
Bonnie Jonas(4)	—	—
Mark Klein(4)(5)	—	—
Malcolm S. McDermid	—	—
Karen G. Mills(4)	—	—
Stephen Murphy(4)	—	—
Alan M. Schrager(4)	—	—
Jay Taragin	—	—
All directors and executive officers as a group (9 individuals)	34,500,000	37.3%
Five Percent or More Holders:
Atlas Merchant Capital LLC(6)	6,257,718	6.8%
Magnetar Financial(7)	8,306,206	9.0%

*
Less than one percent.

(1)
This table is based on 58,016,071 shares of Class A Common Stock and 34,500,000 shares of Class B Common Stock outstanding as of [•],     . Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, Churchill believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 640 Fifth Avenue, 12th Floor, New York, NY 10019.

(2)
Interests shown consist solely of shares of Class B Common Stock which are referred to herein as Founder Shares.

(3)
Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of the Sponsor. The shares beneficially owned by the Sponsor may also be deemed to be beneficially owned by Mr. Klein.

(4)
Each of Andrew Frankle, Bonnie Jonas, Karen G. Mills, Stephen Murphy and Alan M. Schrager (each of whom is a director of Churchill) and Jay Taragin (Chief Financial Officer of Churchill), has an economic interest in the Founder Shares and Churchill Private Placement Warrants purchased by the

Sponsor as a result of his or her membership interest in the Sponsor, but does not beneficially own any Common Stock. In addition, Mark Klein, a director of Churchill, may be deemed to have an indirect economic interest in the Founder Shares and Churchill Private Placement Warrants as a result of Suro Capital Corp. having a membership interest in the Sponsor. Mark Klein is the Chairman, President and Chief Executive Officer of Suro Capital Corp. The economic interest (or deemed economic interest) of these individuals in the Founder Shares and Private Placement Warrants held by the Sponsor is shown below:
Name of Person	Founder Shares	Private Placement Warrants
Andrew Frankle	146,100	138,500
Bonnie Jonas	292,100	277,000
Mark Klein	292,100	277,000
Karen G. Mills	389,500	369,300
Stephen Murphy	146,100	138,500
Alan M. Schrager	159,294	151,044
Jay Taragin	29,500	18,500

(5)
Mark Klein is a non-controlling stockholder of M. Klein Associates, Inc., which is the managing member of the Sponsor.

(6)
According to a Form 3 filed on June 8, 2023 by Atlas Merchant Capital LLC (“Atlas”), the business address of Atlas is 477 Madison Avenue, 22nd Floor, New York, NY 10022. Atlas holds 6,257,718 shares of Class A Common Stock. The shares are held directly by Atlas Merchant Capital SPAC Fund I LP (the “Fund”). Atlas is a registered investment advisor and the investment manager of the Fund. Atlas Merchant Capital Holdings, Ltd. (“Holdings”) is the managing member of Atlas; Atlas Merchant Capital LP (“AMC Capital”) is the sole voting shareholder of Holdings; and Atlas Merchant Capital GP LLC (“AMC-GP”) is the general partner of AMC Capital. AMC SPAC Fund GP LP (the “General Partner”) is the general partner of the Fund and AMC SPAC Fund MGP LLC (“AMC SPAC MGP”) is the general partner of the General Partner. Robert E. Diamond and David I. Schamis are the sole members of AMC-GP and AMC SPAC MGP. Each of Atlas, Holdings, AMC Capital, AMC-GP, the General Partner, AMC SPAC MGP and Messrs. Diamond and Schamis may be deemed to indirectly beneficially own the shares directly held by the Fund, but each of such persons disclaims such beneficial ownership except to the extent of its or his pecuniary interest in the shares held by the Fund.

(7)
According to Schedule 13G/A, filed on June 12, 2023 by Magnetar Financial LLC (“Magnetar Financial”), a Delaware limited liability company, Magnetar Capital Partners LP (“Magnetar Capital Partners”), a Delaware limited partnership, Supernova Management LLC (“Supernova Management”), a Delaware limited liability company and Mr. David J. Snyderman (“Mr. Snyderman”), a United States citizen who serves as the manager of Supernova Management (collectively, the “Magnetar Parties”), the business address of such parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. The Magnetar Parties hold 8,306,206 shares of Class A Common Stock. The amount consists of (i) 4,370,571 shares of Class A Common Stock held for the account of Magnetar Constellation Master Fund, Ltd, a Cayman Islands exempted company; (ii) 668,318 shares of Class A Common Stock held for the account of account of Magnetar Lake Credit Fund LLC, a Delaware limited liability company; (iii) 1,750,348 shares of Class A Common Stock held for the account of Magnetar Structured Credit Fund, LP, a Delaware limited partnership; and (iv)   1,516,969 shares of Class A Common Stock held for the account of Magnetar Xing He Master Fund Ltd, a Cayman Islands exempted company (the holding entities referred to as, collectively, the “Magnetar Funds” hereafter). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares of Class A Common Stock held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold the Business Combination Special Meeting before the Extended Date to consider and vote upon approval of the Business Combination. If the Business Combination is consummated, you will be entitled to attend and participate in the annual meetings of stockholders of the surviving entity following the Business Combination.
HOUSEHOLDING INFORMATION
Unless Churchill has received contrary instructions, Churchill may send a single copy of this proxy statement to any household at which two or more stockholders reside if Churchill believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Churchill’s expenses. However, if stockholders prefer to receive multiple sets of Churchill’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Churchill’s disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact Churchill at the following address and e-mail address:

Churchill Capital Corp VII
640 Fifth Avenue, 12th Floor
New York, NY 10019
Attention: Jay Taragin, Chief Financial Officer
E-mail: Jay.Taragin@mkleinandcompany.com
•
if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Churchill files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Churchill’s SEC filings, including this proxy statement, the Registration Statement filed by CorpAcq Group Plc on November 17, 2023, as well as Churchill’s Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the SEC from time to time, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Extension or the proposals to be presented at the Special Meeting, you should contact us in writing:
Churchill Capital Corp VII
640 Fifth Avenue, 12th Floor
New York, NY 10019
Attention: Jay Taragin, Chief Financial Officer
E-mail: Jay.Taragin@mkleinandcompany.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: CVII.info@investor.morrowsodali.com
If you are a stockholder of Churchill and would like to request documents, please do so by [•], 202[•] to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHURCHILL CAPITAL CORP VII
Pursuant to Section 242 of the
Delaware General Corporation Law
1.   The undersigned, being a duly authorized officer of CHURCHILL CAPITAL CORP VII (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:
2.   The name of the Corporation is Churchill Capital Corp VII.
3.   The Corporation’s original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on October 9, 2020. The Corporation’s Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 12, 2021 and was subsequently amended by the filing of the first certificate of amendment on May 16, 2023 with the Secretary of State of Delaware (as amended, the “Amended and Restated Certificate of Incorporation”).
4.   This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
5.   This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted by the affirmative vote of (1) the holders of at least 65% of the outstanding shares of Common Stock, voting together as a single class, in regards to amendment to Section 9.1(b) and (2) both (x) a majority of the holders of the outstanding shares of Common Stock voting together as a single class, and (y) a majority of the outstanding Class B Common Stock voting separately as a single class in regards to the amendment to Section 4.3(b)(i), each in accordance with the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).
6.   [The text of Section 4.3(b)(i) of Article IV is hereby amended and restated in full to read as follows:
“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) either (A) at any time at the election of holder of such shares of Class B Common Stock or (B) automatically on the closing of the Business Combination.”]2
7.   The text of Section 9.1(b) of Article IX is hereby amended and restated in full to read as follows:
“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 8, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the amounts withdrawn to fund the Corporation’s working capital requirements, to the extent set forth in the Registration Statement, and/or to pay the Corporation’s taxes (“Permitted Withdrawals”), none of the funds held in the Trust Account

2
This amendment to the Amended and Restated Certificate of Incorporation shall only apply if Proposal No. 2 (Founder Share Amendment Proposal) is approved by Churchill stockholders at the Special Meeting.

A-1

(including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by August 17, 2024 (or such earlier date as determined by the Board) (the “Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this       day of                  , 202[•].
CHURCHILL CAPITAL CORP VII
By:

Name:
Title:

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CHURCHILL CAPITAL CORP VII Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 7, 2024.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ churchillcapitalvii/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  CHURCHILL CAPITAL CORP VII —THE BOARD OF DIRECTORS UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this 1. To amend Churchill’s Amended and Restated Certificate of Incorporation, as amended by that certain Amendment to the Amended and Restated Certificate of Incorporation dated FOR AGAINST ABSTAIN 3. To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not FOR AGAINST ABSTAIN as of May 16, 2023 (the “Certificate of Incorporation”), which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an “initial business combination”, from February 17, 2024, or the “Termination Date”, to August 17, 2024 (or such earlier date as determined by the Board), substantially in the form set forth in Annex A, which we refer to as the “Extension”, and such later date, the “Extended Date”. sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, or if Churchill determines that additional time is necessary to effectuate the Extension or the Founder Share Amendment, which we refer to as the “Adjournment Proposal”.A vote to abstain will have the same effect as a vote AGAINST Proposal No. 1 and will have no effect on Proposal No. 2 or Proposal No. 3. A vote to abstain will have the same effect as a vote AGAINST Proposal No. 2 and will have no effect on Proposal No. 1 or Proposal No. 3. A vote to abstain will have no effect on Proposal No. 3 and will have no effect on Proposal No. 1 or Proposal No. 2. The shares represented by the proxy, when 2. To amend the Certificate of Incorporation to provide for the right of holders of Class B common stock of Churchill, par value$0.0001 per share (“Class B Common Stock” FOR AGAINST ABSTAIN properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals No. 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in or “Founder Shares”) to convert some or all of his, her or its shares of Class B Common Stock into shares of Class A Common Stock of Churchill, par value $0.0001 per share (“Class A Common Stock” and any such shares of Class A Common Stock issued in Churchill’s initial public offering, “Public Shares” and together with the Class A Common Stock, the “Common Stock”) on a one-to-one basis at any time and from time to time at the election of the holder, substantially in the form set forth in Annex A, which we refer to as “Founder Share Amendment” and such proposal the “Founder Share Amendment Proposal”. their discretion. CONTROL NUMBER Signature Signature, if held jointly Date , 2024 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholdersto be held on February 8, 2024This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/churchillcapitalvii/2024FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OFCHURCHILL CAPITAL CORP VIITHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Michael Klein and Jay Taragin (each, a “Proxy” collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of Churchill Capital Corp VII (“Churchill”) to be held virtually at: https://www.cstproxy.com/churchillcapitalvii/2024 on Thursday, February 8, 2024 at 10:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1, 2 and 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)